SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT





                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  December 9, 2002


                           United Retail Group, Inc.
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            (Exact name of registrant as specified in its charter)




Delaware                          00019774                  51-0303670
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

365 West Passaic Street, Rochelle Park, NJ                               07662
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number including area code:  (201) 845-0880
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         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

Exhibit No.                    Description
-----------                    -----------
99.1                           Certification of Principal Executive Officer
                               Relating To Exchange Act Filings

99.2                           Certification of Principal Financial Officer
                               Relating To Exchange Act Filings

Item 9.  Regulation FD Disclosure

On December 9, 2002, the principal executive officer and principal financial officer of United Retail Group, Inc. submitted certifications to the Securities and Exchange Commission. The two certifications are furnished as Exhibits 99.1 and 99.2 to this report.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          UNITED RETAIL GROUP, INC.

                                          By: /s/ GEORGE R. REMETA
                                              -----------------------------
                                               George R. Remeta
                                               Vice Chairman and
                                               Chief Administrative Officer

Date:  December 9, 2002




                               INDEX TO EXHIBITS

Exhibit No.                    Description
-----------                    -----------
99.1                           Certification of Principal Executive Officer
                               Relating To Exchange Act Filings

99.2                           Certification of Principal Financial Officer
                               Relating To Exchange Act Filings




                                                              Exhibit No. 99.1


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Retail Group, Inc. (the "Company") on Form 10-Q for the period ending November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raphael Benaroya, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ RAPHAEL BENAROYA
Raphael Benaroya
Chief Executive Officer
December 9, 2002




                                                                  Exhibit 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United Retail Group, Inc. (the "Company") on Form 10-Q for the period ending November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George R. Remeta, Chief Administrative Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ GEORGE R. REMETA
----------------------------
George R. Remeta
Chief Administrative Officer
           and
Chief Financial Officer
December 9, 2002